CONSENT OF SPITZER & FELDMAN P.C.





                  WE HEREBY CONSENT to the reference to our firm in Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of The Millennium RHIM Funds, Inc., as filed with the Securities and Exchange Commission on September 1, 1999.






                                                     SPITZER & FELDMAN P.C.





Dated:            New York, New York
                  August 31, 1999